THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 9, 2006.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

LBUBS 06-C4

Settlement    06/29/06
Dated Date    06/11/06
1st Payment   07/15/06

                                Coupon          Interest                          Initial                %                    Avg
      S&P  Moody's              Type            Accrual Basis Rated Final    Sub% Coupon   Size          of Deal      Window  Life
-----------------------------------------------------------------------------------------------------------------------------------

A1    AAA  Aaa     Public       Fixed           30/360                    30.000% 5.56600     30,000,000  1.5%   07/06-03/11   3.18
A2    AAA  Aaa     Public       Fixed           30/360                    30.000% 5.62900     38,000,000  1.9%   03/11-06/11   4.91
A3    AAA  Aaa     Public       Fixed (WAC Cap) 30/360                    30.000% 5.74600     23,000,000  1.2%   12/12-05/13   6.63
AAB   AAA  Aaa     Public       Fixed (WAC Cap) 30/360                    30.000% 5.74700     67,000,000  3.4%   06/11-12/15   7.39
A4    AAA  Aaa     Public       Fixed (WAC Cap) 30/360                    30.000% 5.79700    815,337,000 41.1%   12/15-05/16   9.78
A1A   AAA  Aaa     Public       Fixed (WAC Cap) 30/360                    30.000% 5.73700    414,294,000 20.9%   07/06-05/16   6.93
AM    AAA  Aaa     Public       Fixed (WAC Cap) 30/360                    20.000% 5.84000    198,233,000 10.0%   05/16-06/16   9.94
AJ    AAA  Aaa     Public       Fixed (WAC Cap) 30/360                    12.500% 5.87900    148,675,000  7.5%   06/16-06/16   9.96
B     AA+  Aa1     Public       WAC - 0.10%     30/360                    11.625% 5.81941     17,345,000  0.9%   06/16-06/16   9.96
C     AA   Aa2     Public       WAC - 0.08%     30/360                    10.375% 5.83941     24,779,000  1.2%   06/16-06/16   9.96
D     AA-  Aa3     Public       WAC - 0.07%     30/360                     9.500% 5.84941     17,346,000  0.9%   06/16-06/16   9.96
E     A+   A1      Public       WAC - 0.01%     30/360                     8.750% 5.90941     14,867,000  0.7%   06/16-06/16   9.96
F     A    A2      Public       WAC             30/360                     7.500% 5.91941     24,779,000  1.2%   06/16-06/16   9.96
XCL   AAA  Aaa     Private/144A Variable IO     30/360                       N/A  0.04590  1,982,330,524         07/06-05/21   8.97
XCP   AAA  Aaa     Public       Variable IO     30/360                       N/A  0.09575  1,810,266,000         06/07-06/13   5.65
G     A-   A3      Private/144A WAC             30/360                     6.500% 5.91941     19,824,000  1.0%   06/16-06/16   9.96
H     BBB+ Baa1    Private/144A WAC             30/360                     5.750% 5.91941     14,867,000  0.7%   06/16-06/16   9.96
J     BBB  Baa2    Private/144A WAC             30/360                     4.375% 5.91941     27,257,000  1.4%   06/16-06/16   9.96
K     BBB- Baa3    Private/144A WAC             30/360                     3.000% 5.91941     27,257,000  1.4%   06/16-06/16   9.96
L     BB+  Ba1     Private/144A Fixed (WAC Cap) 30/360                     2.625% 5.50000      7,434,000  0.4%   06/16-06/16   9.96
M     BB   Ba2     Private/144A Fixed (WAC Cap) 30/360                     2.125% 5.50000      9,912,000  0.5%   06/16-06/16   9.96
N     BB-  Ba3     Private/144A Fixed (WAC Cap) 30/360                     1.875% 5.50000      4,955,000  0.2%   06/16-06/16   9.96
P     B+   NR      Private/144A Fixed (WAC Cap) 30/360                     1.500% 5.50000      7,434,000  0.4%   06/16-06/16   9.96
Q     B    NR      Private/144A Fixed (WAC Cap) 30/360                     1.250% 5.50000      4,956,000  0.3%   06/16-06/16   9.96
S     B-   NR      Private/144A Fixed (WAC Cap) 30/360                     1.000% 5.50000      4,956,000  0.3%   06/16-05/20  11.39
T     NR   NR      Private/144A Fixed (WAC Cap) 30/360                       N/A  5.50000     19,823,524  1.0%   05/20-05/21  14.10

HAF1  NR   A3      Private/144A WAC             30/360                       N/A  5.81043      2,544,000         05/09-05/11   4.38
HAF2  NR   Baa1    Private/144A WAC             30/360                       N/A  5.81043      4,887,000         05/11-05/11   4.88
HAF3  NR   Baa2    Private/144A WAC             30/360                       N/A  5.81043      5,865,000         05/11-05/11   4.88
HAF4  NR   Baa3    Private/144A WAC             30/360                       N/A  5.81043      5,866,000         05/11-05/11   4.88
HAF5  NR   Ba1     Private/144A WAC             30/360                       N/A  5.81043      9,775,000         05/11-04/14   5.20
HAF6  NR   Ba2     Private/144A WAC             30/360                       N/A  5.81043      9,776,000         04/14-04/16   9.63
HAF7  NR   Ba3     Private/144A WAC             30/360                       N/A  5.81043      7,821,000         04/16-04/16   9.79
HAF8  NR   Ba1     Private/144A WAC             30/360                       N/A  5.81043      7,818,000         04/16-04/16   9.79
HAF9  NR   Ba2     Private/144A WAC             30/360                       N/A  5.81043      9,777,000         04/16-04/16   9.79
HAF10 NR   Ba3     Private/144A WAC             30/360                       N/A  5.81043      7,821,000         04/16-04/16   9.79
HAF11 NR   NR      Private/144A WAC             30/360                       N/A  5.81043     14,345,000         04/16-06/16   9.93

SBC1  AA   NR      Private/144A WAC             30/360                       N/A  5.88172        487,466         05/11-05/11   4.88
SBC2  AA-  NR      Private/144A WAC             30/360                       N/A  5.88172        359,036         05/11-05/11   4.88
SBC3  A+   NR      Private/144A WAC             30/360                       N/A  5.88172        359,036         05/11-05/11   4.88
SBC4  A    NR      Private/144A WAC             30/360                       N/A  5.88172        359,036         05/11-05/11   4.88
SBC5  A-   NR      Private/144A WAC             30/360                       N/A  5.88172        359,036         05/11-05/11   4.88
SBC6  BBB+ NR      Private/144A WAC             30/360                       N/A  5.88172        359,036         05/11-05/11   4.88
SBC7  BBB  NR      Private/144A WAC             30/360                       N/A  5.88172        359,036         05/11-05/11   4.88
SBC8  BBB- NR      Private/144A WAC             30/360                       N/A  5.88172        538,554         05/11-05/11   4.88
SBC9  BB+  NR      Private/144A WAC             30/360                       N/A  5.88172      1,346,385         05/11-05/11   4.88
SBC10 BB   NR      Private/144A WAC             30/360                       N/A  5.88172      1,346,385         05/11-05/11   4.88
SBC11 BB-  NR      Private/144A WAC             30/360                       N/A  5.88172        538,554         05/11-05/11   4.88
SBC12 B+   NR      Private/144A WAC             30/360                       N/A  5.88172        538,554         05/11-05/11   4.88
SBC13 B    NR      Private/144A WAC             30/360                       N/A  5.88172        538,554         05/11-05/11   4.88
SBC14 B-   NR      Private/144A WAC             30/360                       N/A  5.88172        538,554         05/11-05/11   4.88
SBC15 NR   NR      Private/144A WAC             30/360                       N/A  5.88172      5,692,778         05/11-05/11   4.88

Call: 1% of Original balance (including non-pooled split loan balances)

Interest Reserve is 1 days interest at the Gross Rate for all loans except at
(Gross Rate - 0.01%) for 888 7th Ave.

Penalties allocated to Classes A1 through K using base interest fraction. On and prior to 6/2009, 91%/9% of remaining to XCL/XCP. Thereafter, 100% of remaining to XCL.

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 9, 2006.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

888 SEVENTH AVENUE                      UPB              Gross Cpn
--------------------------------------------------------------------------------
A1                                      145,894,000.00   5.7050000
A2                                      145,894,000.00   5.7050000
B                                        26,766,000.00   5.7050000
--------------------------------------------------------------------------------
WL                                      318,554,000.00   5.7050000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

70 HUDSON                UPB              Gross Cpn                                   Rake    UPB
--------------------------------------------------------------------------------      ------------------

A                         75,000,000.00   5.5785000                                   HAF1     2,544,000
B Rake                    49,000,000.00   5.7467857                             ----> HAF2     4,887,000
--------------------------------------------------------------------------------      HAF3     5,865,000
WL                       124,000,000.00   5.6450000 $715,380.50 in Amort Periods      HAF4     5,866,000
                                                                                      HAF5     9,775,000
Prior to event of default, principal is prorata between the Pooled and                HAF6     9,776,000
Non-Pooled Portions. In the event of default, principal is sequential between         HAF7     7,821,000
the Pooled and Non-Pooled Portions.                                                -> HAF8     7,818,000
                                                                                  |   HAF9     9,777,000
AMLI OF NORTH DALLAS                     UPB             Gross Cpn                |   HAF10    7,821,000
--------------------------------------------------------------------------------  |   HAF11   14,345,000
A                                        26,801,000.00   5.9150000              --            86,295,000
B Rake                                   25,587,000.00   6.2937775                          ^
--------------------------------------------------------------------------------            |
WL                                       52,388,000.00   6.1000000 Interest-Only            |
                                                                                   ---------|
Prior to event of default, principal is prorata between the Pooled and            |
Non-Pooled Portions. In the event of default, principal is sequential between     |
the Pooled and Non-Pooled Portions.                                               |
                                                                                  |
TWO PENN                                 UPB             Gross Cpn                |   Rake    UPB
--------------------------------------------------------------------------------  |   ------------------
A                                        23,918,000.00   6.4950000                |   SBC1       487,466
B note                                   28,082,000.00   6.0968802                |   SBC2       359,036
--------------------------------------------------------------------------------  |   SBC3       359,036
WL                                       52,000,000.00   6.2800000 Interest-Only  |   SBC4       359,036
                                                                                  |   SBC5       359,036
Prior to event of default, principal is prorata between the Pooled and            |   SBC6       359,036
Non-Pooled Portions. In the event of default, principal is sequential between     |   SBC7       359,036
the Pooled and Non-Pooled Portions.                                               |   SBC8       538,554
                                                                                  |   SBC9     1,346,385
STURBRIDGE COMMONS                       UPB             Gross Cpn                |   SBC10    1,346,385
--------------------------------------------------------------------------------  |   SBC11      538,554
A                                        11,630,000.00   5.8750000                |   SBC12      538,554
B Rake                                   13,720,000.00   5.9027150              --|-> SBC13      538,554
--------------------------------------------------------------------------------  |   SBC14      538,554
WL                                       25,350,000.00   5.8900000 Interest-Only  |   SBC15    5,692,778
                                                                                  |           13,720,000
Prior to event of default, principal is prorata between the Pooled and            |
Non-Pooled Portions. In the event of default, principal is sequential between     |
the Pooled and Non-Pooled Portions.                                               |
                                                                                  |
FOUNTAINS AT MIRAMAR                     UPB             Gross Cpn                |
--------------------------------------------------------------------------------  |
A                                        12,292,000.00   6.4185000                |
B Rake                                   11,708,000.00   5.1752475              --
--------------------------------------------------------------------------------
WL                                       24,000,000.00   5.8120000 Interest-Only

Prior to event of default, principal is prorata between the Pooled and
Non-Pooled Portions. In the event of default, principal is sequential between the Pooled and Non-Pooled Portions.

                                                          ADDITIONAL
ADD'L AMORTIZATION LOANS   BALANCE         ON AND AFTER   PRINCIPAL                               to pmt date   P&I
--------------------------------------------------------------------   --------------------------------------------------

Green Valley Portfolio     34,150,000.00      7/11/2012    29,078.32   RITE AID - CHURCH STREET      8/1/2009   56,885.83
Clarksburg Portfolio        7,000,000.00      6/11/2008     8,496.16                                 8/1/2014   60,691.93
Pinewood Estates            5,440,000.00      7/11/2012     4,916.54                                 7/1/2019   64,498.04

                                                                                                  to pmt date   P&I
                                                                       --------------------------------------------------
                                                                       IHOP- NASHVILLE              10/1/2010    8,875.56
                                                                                                     5/1/2016    9,783.90

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 9, 2006.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

TSY    YIELDS
-------------
6 mo    5.000
2yr     4.923
3yr     4.902
5yr     4.906
10yr    4.999
30yr    5.100

                                                                                                                      PENALTY    YM
PROPERTY NAME                                 POOLED BALANCE     NET INT 0 CPR    NET INT 100 CPY  NET INT 100 CPR    100 CPR   TYPE
------------------------------------------------------------------------------------------------------------------------------------

One Federal Street                             262,000,000.00    146,865,183.84    143,166,314.88   143,166,314.88
One New York Plaza                             200,000,000.00    102,913,084.10    100,553,621.71   100,553,621.71
215 Fremont Street                             141,371,000.00     86,042,199.76     83,904,316.82       712,627.65  12,371,574
Chatsworth Park Apartments                      84,730,000.00     26,148,101.65     25,259,495.77     4,865,408.42   4,167,481
70 Hudson Street                                75,000,000.00     40,191,289.57     39,242,621.22    39,242,621.22
44 Wall Street                                  75,000,000.00     43,106,401.53     42,067,342.72    42,067,342.72
Canyon Park Technology Center                   75,000,000.00     40,458,709.04     40,458,709.04    40,458,709.04
Rivergate Plaza                                 58,500,000.00     38,372,920.62     37,406,484.38    15,347,060.62   4,891,120
Courtyard Marriott Fifth Avenue                 51,000,000.00     32,692,483.31     31,915,173.04    31,915,173.04
Green Valley Portfolio                          34,150,000.00     23,905,692.85     23,322,534.52    23,322,534.52
Belmont at Cowan Place                          32,760,000.00     10,109,899.80      9,766,329.30     1,881,161.10   1,611,314
AMLI of North Dallas                            26,801,000.00      7,876,705.95      7,876,705.95     7,876,705.95
888 Seventh Avenue                              26,766,000.00     14,796,211.35     14,280,601.53    14,280,601.53
Ashton Woods Apartments                         24,190,000.00      7,465,154.95      7,211,462.33     1,389,050.27   1,189,795
Two Penn Center                                 23,918,000.00      7,854,451.95      7,338,301.51     3,144,369.90     951,503
Pavilion Apartments                             23,300,000.00     12,710,174.73     12,404,704.70    12,404,704.70
Lock Building                                   22,000,000.00     13,583,133.37     13,264,320.37     2,943,477.78   2,073,048
Oxford Court Business Center                    20,500,000.00     12,469,645.77     12,469,645.77    12,469,645.77
Southridge Plaza                                18,200,000.00     10,285,189.07     10,041,533.92    10,041,533.92
Seven Corners                                   18,050,000.00     14,506,230.63     13,563,118.19     1,094,708.68   1,788,443
Grove at Landmark                               15,300,000.00      4,477,536.50      4,402,706.75     4,402,706.75
Covington Plaza                                 15,000,000.00      9,353,432.87      9,353,432.87     9,353,432.87
La Pacifica Apartments                          15,000,000.00      4,647,316.67      4,410,354.17     4,410,354.17
1300 Spring Street                              14,800,000.00      8,428,617.66      8,223,635.05     1,829,987.11     910,906
Royal Beverly Glen                              14,500,000.00      9,322,904.29      9,088,103.37     9,088,103.37
Holiday Inn Express Hotel &
  Suites King of Prussia                        12,950,000.00      7,805,088.25      7,629,203.12     7,629,203.12
Wilmington Portfolio                            12,730,000.00      7,672,492.16      7,499,595.03     7,499,595.03
Fountains of Miramar                            12,292,000.00      7,979,959.74      7,979,959.74     3,191,545.58     598,122
Palm Lake Apartments                            12,290,229.96      2,930,613.19      2,930,613.19     2,930,613.19
Indian Springs Apartments                       12,100,000.00      7,098,149.06      6,918,326.25     2,766,537.28     644,075
NBSC Building                                   12,000,000.00      7,266,478.01      7,090,799.43     7,090,799.43
Countryview MHC                                 11,928,000.00      4,368,710.78      4,152,233.60     4,152,233.60
Sturbridge Commons                              11,630,000.00      3,394,814.76      3,338,079.75     3,338,079.75
Stetson Place                                   11,000,000.00      5,657,351.02      5,657,351.02     5,657,351.02
McCallum Crossing                               10,700,000.00      5,727,438.24      5,584,561.69     5,584,561.69
Glenlake Professional Offices                   10,593,000.00      6,293,723.54      6,196,246.77     6,196,246.77
Quail Heights Plaza                             10,500,000.00      6,120,238.49      6,120,238.49     6,120,238.49
Smith Portfolio - A - Statesville                9,079,288.79      5,011,883.95      5,011,883.95     5,011,883.95
McCallum Meadows                                 8,925,000.00      4,777,325.82      4,658,150.76     4,658,150.76
2802 Bloomington Road                            8,854,000.00      4,982,736.07      4,855,405.71        41,975.34     522,156
McCallum Glen                                    8,575,000.00      4,589,979.71      4,475,478.18     4,475,478.18
The Pointe Apartments                            8,550,000.00      4,929,102.24      4,810,268.07     4,810,268.07
Tiffany Woods Apartments                         8,300,000.00      4,710,475.30      4,600,160.36     4,600,160.36
Mountain View Villa Apartments                   8,000,000.00      4,685,008.89      4,566,320.00     4,566,320.00
Smith Portfolio - A - Conover                    7,625,523.49      4,209,386.50      4,209,386.50     4,209,386.50
Hampton Inn - Martinsburg                        7,590,544.82      4,207,251.64      4,207,251.64     4,207,251.64
The Corporate Center                             7,550,000.00      4,267,203.91      4,233,337.26     4,233,337.26
70 Reems Creek                                   7,522,000.00      4,233,130.87      4,124,956.15        35,660.55     443,603
Dr.'s Medical Plaza                              7,200,000.00      4,621,998.20      4,505,591.40     4,505,591.40
Smithfield Plaza Shopping Center                 7,100,000.00      4,274,999.09      4,274,999.09     4,274,999.09
Lakeridge                                        7,000,000.00      3,818,507.43      3,726,735.32     3,726,735.32
Clarksburg Highlands                             7,000,000.00      3,921,273.43      3,830,750.44     3,830,750.44
Town & Country Plaza                             6,900,000.00      3,025,598.25      3,025,598.25     3,025,598.25
New York Life Building                           6,839,430.64      3,886,249.81      3,886,249.81     3,886,249.81
San Marco Village Apts                           6,694,563.08      3,773,529.84      3,687,749.42     3,687,749.42
Santa Monica Auto Center                         6,600,000.00      3,856,637.64      3,828,137.93     3,828,137.93
Smith Portfolio - A - Graham                     6,471,582.84      3,446,534.91      3,446,534.91     3,446,534.91
4349 Avery Drive                                 6,425,000.00      3,615,775.83      3,523,377.19        30,459.85     378,908
Smith Portfolio - B - Gibsonville/Burlington     6,407,665.97      3,412,495.09      3,412,495.09     3,412,495.09
Sunset Ridge Professional Park                   6,300,000.00      1,842,266.33      1,842,266.33     1,092,843.99     143,674
Holiday Inn Express Frazer-Malvern               4,070,000.00      2,453,027.74      2,397,749.55     2,397,749.55
Shiloh Village Apartments                        5,746,025.20      5,184,851.52      5,184,851.52     5,184,851.52
Walgreens - Roselle                              5,742,000.00      3,339,748.17      3,255,139.80        27,891.76     402,303
Rite Aid - Church Street                         5,692,990.63      3,942,533.49      3,942,533.49        39,988.52   1,902,058
Butterfield Corners                              5,690,143.72      3,310,389.60      3,310,389.60     3,310,389.60
15991 Red Hill                                   5,650,000.00      3,197,115.40      3,121,930.76     3,121,930.76
Smith Portfolio - B - Ashboro                    5,600,243.61      3,091,406.46      3,091,406.46     3,091,406.46
SLO Self Storage                                 5,600,000.00      3,586,406.04      3,500,042.95     3,500,042.95
CVS - Maynard                                    5,596,000.00      3,087,322.53      3,009,109.10        25,783.57     262,400
Pinewood Estates                                 5,440,000.00      3,652,974.13      3,564,041.97     3,564,041.97
100 Rockwell Drive                               5,202,000.00      2,927,512.20      2,852,701.66        24,661.81     306,783
1543 Shatto                                      5,200,000.00      3,343,386.37      3,259,181.90     3,259,181.90
Arizona Self Storage                             5,200,000.00      3,735,434.44      3,703,733.22       778,172.78     745,842
Clock Tower Mall                                 5,195,891.74      3,010,370.76      3,010,370.76     3,010,370.76
Smith Portfolio - B - Burlington II              5,138,635.65      2,836,592.62      2,836,592.62     2,836,592.62
Courts of McCallum                               5,100,000.00      2,700,098.23      2,632,782.53     2,632,782.53
101 Reliance Road                                5,095,000.00      2,867,296.17      2,794,024.41        24,154.55     300,473
Walgreens - Saraland                             5,079,000.00      2,817,295.90      2,745,923.26        23,528.47     249,927
Sangaree Plaza                                   5,000,000.00      2,919,456.97      2,919,456.97     2,919,456.97
Nukoa Plaza                                      5,000,000.00      2,941,121.03      2,896,158.96     2,896,158.96
Walgreens - Crest Hill                           4,926,000.00      2,694,226.44      2,625,377.38        22,696.54     230,029
K-Mart Port Charlotte                            4,650,000.00      2,642,199.60      2,601,163.82     2,601,163.82
Perimeter Square                                 4,500,000.00      2,820,528.80      2,820,528.80     2,820,528.80
Walgreens - Antioch                              4,425,000.00      2,507,750.75      2,443,666.92        21,125.69     274,541
Prairie Retail Plaza                             4,300,000.00      2,539,205.57      2,539,205.57     2,539,205.57
Tri-County Bi-Lo                                 4,300,000.00      2,510,733.00      2,510,733.00     2,510,733.00
Oak Tree Mobile Home Park
Manhattan Place                                  4,292,359.50      2,445,312.31      2,388,550.41     2,388,550.41
Hazel Dell Corner                                4,242,014.37      2,286,832.03      2,286,832.03     2,286,832.03
Walgreen's Decatur                               4,003,000.00      2,416,567.73      2,355,705.46        19,844.87     320,787
Holiday Inn Express -  Knoxville Airport         3,994,984.11      2,198,520.77      2,198,520.77     2,198,520.77
Kennerly Place Shopping Center                   3,988,952.18      2,142,530.28      2,126,633.91     2,126,633.91
CVS - Waynesville                                3,966,000.00      2,169,164.04      2,113,732.58        18,273.34     185,200
Affordable Self Storage                          3,950,000.00      2,211,307.58      2,193,180.57       492,583.65     253,808
Crystal Valley Mobile Home Park                  3,866,340.85      2,437,200.31      1,737,693.99     1,737,693.99     106,246
Berkley Center                                   3,800,000.00      2,180,592.19      2,180,592.19     2,180,592.19
Tallgrass Shopping Center                        3,800,000.00      2,266,654.37      2,248,780.38     2,248,780.38
Country Inn & Suites - Tuscaloosa                3,700,000.00      2,122,811.23      2,076,253.72     2,076,253.72
First Colony Self Storage                        3,696,909.02      1,063,990.38        959,997.91       959,997.91
Toys R Us Center                                 3,665,185.56      2,011,843.42      1,967,499.53     1,967,499.53
Walgreen's Long Beach                            3,662,000.00      2,158,686.95      2,104,319.47        17,727.13     253,341
1541 Wilshire                                    3,600,000.00      2,314,652.10      2,256,356.70     2,256,356.70
Wallace Pointe                                   3,593,310.31      1,974,879.46      1,929,177.75     1,929,177.75
Smith Portfolio - B - Burlington I               3,525,006.14      1,945,848.41      1,945,848.41     1,945,848.41
Arvada Square Shopping Center                    3,450,000.00      2,054,144.29      2,054,144.29     2,054,144.29
Walgreens - Bossier                              3,421,000.00      2,106,877.02      2,071,694.88     2,071,694.88
Black Canyon Business Center                     3,343,953.01      1,881,475.61      1,881,475.61     1,881,475.61
Western Center Retail Plaza                      3,300,000.00      1,855,623.50      1,855,623.50     1,855,623.50
Rossford Hills Apartments                        3,300,000.00      1,933,398.10      1,887,507.98     1,887,507.98
Redlands Dynasty Suites                          3,241,199.04      1,742,224.88      1,742,224.88     1,742,224.88
Northwood Apartments                             3,193,987.28      1,739,403.66      1,725,729.96     1,725,729.96
TJ Maxx - Branson                                3,150,000.00      1,796,528.45      1,796,528.45     1,796,528.45
Staples and Social Security                      3,097,544.24      1,791,494.32      1,791,494.32     1,791,494.32
Smith Portfolio - B - Mocksville                 3,061,399.90      1,689,932.12      1,689,932.12     1,689,932.12
Parkway Kirby                                    3,022,432.99      1,657,252.73      1,619,677.35     1,619,677.35
Tampa Industrial
Colony South Apartments                          2,954,596.81      1,647,562.99      1,647,562.99     1,647,562.99
Franklin & Halsted Portfolio                     2,925,964.78      1,470,703.64      1,439,235.34     1,439,235.34
Chambers Point Shopping Center                   2,800,000.00      1,572,887.25      1,560,835.82     1,560,835.82
Virginia Commons                                 2,797,911.16      1,680,821.70      1,668,047.24     1,668,047.24
Rite Place Storage                               2,797,751.96      1,603,906.21      1,603,906.21     1,603,906.21
Smith Portfolio - A - Elon                       2,772,645.14      1,530,535.61      1,530,535.61     1,530,535.61
465 Boulevard                                    2,734,919.71      1,505,851.68      1,505,851.68     1,505,851.68
Ronkonkoma Blue Island & Central Portfolio       2,684,298.06      1,349,232.37      1,320,363.17     1,320,363.17
Aloha Self Storage                               2,600,000.00      1,436,400.17      1,436,400.17     1,436,400.17
Merrill Square Apartments                        2,544,243.17      1,415,300.35      1,404,436.16     1,404,436.16
Wichita & Anaheim Portfolio                      2,496,556.97      1,254,866.30      1,228,016.23     1,228,016.23
Countryside Acres Apartments                     2,480,000.00      1,474,057.26      1,474,057.26     1,474,057.26
Enon Self Storage                                2,450,000.00      1,461,760.28      1,461,760.28     1,461,760.28
Adrian Shopping Center                           2,448,100.69      1,435,784.92      1,435,784.92     1,435,784.92
Colonial Shoppes Shopping Center                 2,323,083.08      1,308,233.28      1,298,347.37     1,298,347.37
Walgreens - Jacksonville                         2,311,000.00      1,564,645.22      1,525,768.42     1,525,768.42
Plant One                                        2,298,098.69      1,291,835.81      1,291,835.81     1,291,835.81
35 & Cicero Portfolio                            2,275,861.34      1,143,936.26      1,119,459.73     1,119,459.73
Georgetown Self Storage                          2,200,000.00      1,346,397.98      1,335,493.13       293,882.72     202,941
Bellflower Apartments                            2,194,160.69      1,215,604.45      1,187,168.82     1,187,168.82
Quaker Village Shopping Center                   2,100,000.00      1,106,085.17      1,097,781.76     1,097,781.76
River Ridge Apartments                           1,900,000.00      1,109,355.02      1,083,030.52     1,083,030.52
Tift Crossing & Tift Pavilion                    1,898,602.14      1,150,248.11      1,141,499.44     1,141,499.44
Always Storage III                               1,700,000.00        497,503.57        446,671.01       446,671.01
Midwood Self Storage                             1,625,000.00        903,740.10        903,740.10       903,740.10
Foothill Green Shopping Center                   1,500,000.00        856,546.21        849,972.71       849,972.71
3-5 Central Square                               1,498,926.99        915,033.22        872,556.11       872,556.11
Family Dollar - 115th Street                     1,410,614.53        738,430.86        722,230.00       722,230.00
IHOP - Nasville                                  1,362,000.00        747,655.29        732,152.42       732,152.42
Interstate & Oakton Portfolio                    1,073,519.50        539,592.53        528,047.00       528,047.00
37th and Mt. Vernon Apartments                   1,047,330.40        603,725.89        590,353.68       590,353.68

                                             1,982,330,524.45  1,070,130,051.69  1,047,029,268.93   816,570,062.91  38,682,401

                                                               1,070,424,188.44  1,047,316,109.09   816,828,021.07

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 9, 2006.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

CLASS A-AB TARGETED PRINCIPAL BALANCE

Distribution Date   Balance
---------------------------------
          July-06   67,000,000.00
        August-06   67,000,000.00
     September-06   67,000,000.00
       October-06   67,000,000.00
      November-06   67,000,000.00
      December-06   67,000,000.00
       January-07   67,000,000.00
      February-07   67,000,000.00
         March-07   67,000,000.00
         April-07   67,000,000.00
           May-07   67,000,000.00
          June-07   67,000,000.00
          July-07   67,000,000.00
        August-07   67,000,000.00
     September-07   67,000,000.00
       October-07   67,000,000.00
      November-07   67,000,000.00
      December-07   67,000,000.00
       January-08   67,000,000.00
      February-08   67,000,000.00
         March-08   67,000,000.00
         April-08   67,000,000.00
           May-08   67,000,000.00
          June-08   67,000,000.00
          July-08   67,000,000.00
        August-08   67,000,000.00
     September-08   67,000,000.00
       October-08   67,000,000.00
      November-08   67,000,000.00
      December-08   67,000,000.00
       January-09   67,000,000.00
      February-09   67,000,000.00
         March-09   67,000,000.00
         April-09   67,000,000.00
           May-09   67,000,000.00
          June-09   67,000,000.00
          July-09   67,000,000.00
        August-09   67,000,000.00
     September-09   67,000,000.00
       October-09   67,000,000.00
      November-09   67,000,000.00
      December-09   67,000,000.00
       January-10   67,000,000.00
      February-10   67,000,000.00
         March-10   67,000,000.00
         April-10   67,000,000.00
           May-10   67,000,000.00
          June-10   67,000,000.00
          July-10   67,000,000.00
        August-10   67,000,000.00
     September-10   67,000,000.00
       October-10   67,000,000.00
      November-10   67,000,000.00
      December-10   67,000,000.00
       January-11   67,000,000.00
      February-11   67,000,000.00
         March-11   67,000,000.00
         April-11   67,000,000.00
           May-11   67,000,000.00
          June-11   66,427,450.63
          July-11   65,224,000.00
        August-11   64,152,000.00
     September-11   63,076,000.00
       October-11   61,856,000.00
      November-11   60,768,000.00
      December-11   59,537,000.00
       January-12   58,437,000.00
      February-12   57,331,000.00
         March-12   55,947,000.00
         April-12   54,829,000.00
           May-12   53,569,000.00
          June-12   52,438,000.00
          July-12   51,138,000.00
        August-12   49,966,000.00
     September-12   48,789,000.00
       October-12   47,470,000.00
      November-12   46,281,000.00
      December-12   45,399,000.00
       January-13   45,199,000.00
      February-13   44,999,000.00
         March-13   44,799,000.00
         April-13   44,599,000.00
           May-13   43,228,237.92
          June-13   42,007,000.00
          July-13   40,649,000.00
        August-13   39,415,000.00
     September-13   38,176,000.00
       October-13   36,799,000.00
      November-13   35,547,000.00
      December-13   34,158,000.00
       January-14   32,892,000.00
      February-14   31,620,000.00
         March-14   29,953,000.00
         April-14   28,667,000.00
           May-14   27,245,000.00
          June-14   25,945,000.00
          July-14   24,509,000.00
        August-14   23,196,000.00
     September-14   21,872,000.00
       October-14   20,413,000.00
      November-14   19,075,000.00
      December-14   17,604,000.00
       January-15   16,252,000.00
      February-15   14,893,000.00
         March-15   13,147,000.00
         April-15   11,773,000.00
           May-15   10,266,000.00
          June-15    8,878,000.00
          July-15    7,357,000.00
        August-15    5,954,000.00
     September-15    4,544,000.00
       October-15    3,002,000.00
      November-15    1,577,000.00
      December-15              --

THE INFORMATION IN THIS FREE WRITING PROSPECTUS SUPERSEDES THE INFORMATION IN
ANY PRIOR VERSIONS HEREOF AND WILL BE SUPERSEDED BY THE INFORMATION IN ANY
SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
WRITING PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN
OFFER TO BUY ANY SECURITY OTHER THAN THE OFFERED CERTIFICATES, NOR DOES IT
CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE
OFFERED CERTIFICATES TO ANY PERSON IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL
TO MAKE SUCH AN OFFER OR SOLICITATION TO SUCH PERSON. THIS FREE WRITING
PROSPECTUS WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN
CERTAIN CASES, ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING
PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE,
LOSS, SPREADS, MARKET AVAILABILITY AND OTHER MATTERS. THE ACTUAL AMOUNT, RATE OR
TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS MAY BE DIFFERENT, AND
SOMETIMES MATERIALLY DIFFERENT THAN ANTICIPATED, AND THEREFORE THE PRICING,
PAYMENT OR YIELD INFORMATION REGARDING THE CERTIFICATES MAY BE DIFFERENT FROM
THE INFORMATION PROVIDED HEREIN. THERE CAN BE NO ASSURANCE THAT ACTUAL PRICING
WILL BE COMPLETED AT THE INDICATED VALUE(S). IN ADDITION, PRICING OF THE
CERTIFICATES MAY VARY SIGNIFICANTLY FROM THE INFORMATION CONTAINED IN THIS FREE
WRITING PROSPECTUS AS A RESULT OF VARIOUS FACTORS, INCLUDING, WITHOUT
LIMITATION, PREVAILING CREDIT SPREADS, MARKET POSITIONING, FINANCING COSTS,
HEDGING COSTS AND RISK AND USE OF CAPITAL AND PROFIT. THE PRICING ESTIMATES
CONTAINED HEREIN MAY VARY DURING THE COURSE OF ANY PARTICULAR DAY AND FROM DAY
TO DAY. YOU SHOULD CONSULT WITH YOUR OWN ACCOUNTING OR OTHER ADVISORS AS TO THE
ADEQUACY OF THE INFORMATION IN THIS FREE WRITING PROSPECTUS FOR YOUR PURPOSES.

THE DATE OF THIS FREE WRITING PROSPECTUS IS JUNE 9, 2006.

STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-129844) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling 1-800-666-2388 or by emailing CMBSREQ@lehman.com.

          414,294,000  30,000,000  38,000,000  23,000,000  67,000,000  815,337,000  198,233,000  148,675,000  17,345,000  24,779,000
End Date      A1A          A1          A2          A3         AAB          A4           AM            AJ           B           C
------------------------------------------------------------------------------------------------------------------------------------

June-07   404,491,000          --  34,590,000  23,000,000  67,000,000  815,337,000  198,233,000  148,675,000  17,345,000  24,779,000
June-08   396,083,000          --   4,235,000  23,000,000  67,000,000  815,337,000  198,233,000  148,675,000  17,345,000  24,779,000
June-09   378,613,000          --          --          --  28,742,000  815,337,000  198,233,000  148,675,000  17,345,000  24,779,000
June-10   352,787,000          --          --          --          --  778,944,000  198,233,000  148,675,000  17,345,000  24,779,000
June-11   175,405,000          --          --          --          --  689,246,000  198,233,000  148,675,000  17,345,000  24,779,000
June-12   167,837,000          --          --          --          --  632,333,000  198,233,000  148,675,000  11,784,000          --
June-13   155,598,000          --          --          --          --  567,522,000  198,233,000  130,225,000          --          --

          17,346,000  14,867,000  24,779,000  19,824,000      Total
End Date       D           E          F            G       XCP Notional
-----------------------------------------------------------------------

June-07   17,346,000  14,867,000  24,779,000  19,824,000  1,810,266,000
June-08   17,346,000  14,867,000  24,779,000  19,824,000  1,771,503,000
June-09   17,346,000  14,867,000  24,779,000  19,824,000  1,688,540,000
June-10   17,346,000  14,867,000  12,164,000          --  1,565,140,000
June-11    2,682,000          --          --              1,256,365,000
June-12           --          --                          1,158,862,000
June-13           --                                      1,051,578,000

Distribution   Reference
Date              Rate
------------------------
07/15/06         5.88941
08/15/06         6.08748
09/15/06         6.08745
10/15/06         5.88930
11/15/06         6.08737
12/15/06         5.88922
01/15/07         5.88919
02/15/07         5.88915
03/15/07         5.88918
04/15/07         6.08716
05/15/07         5.88902
06/15/07         6.08707
07/15/07         5.88894
08/15/07         6.08699
09/15/07         6.08695
10/15/07         5.88881
11/15/07         6.08686
12/15/07         5.88873
01/15/08         6.08677
02/15/08         5.88864
03/15/08         5.88862
04/15/08         6.08662
05/15/08         5.88850
06/15/08         6.08654
07/15/08         5.88842
08/15/08         6.08645
09/15/08         6.08640
10/15/08         5.88827
11/15/08         6.08629
12/15/08         5.88817
01/15/09         5.88812
02/15/09         5.88807
03/15/09         5.88816
04/15/09         6.08602
05/15/09         5.88797
06/15/09         6.08606
07/15/09         5.88802
08/15/09         6.08612
09/15/09         6.08615
10/15/09         5.88810
11/15/09         6.08619
12/15/09         5.88814
01/15/10         5.88817
02/15/10         5.88819
03/15/10         5.88849
04/15/10         6.08631
05/15/10         5.88826
06/15/10         6.08498
07/15/10         5.88697
08/15/10         6.08503
09/15/10         6.08505
10/15/10         5.88685
11/15/10         6.08490
12/15/10         5.88684
01/15/11         5.88687
02/15/11         5.88374
03/15/11         5.88414
04/15/11         6.05076
05/15/11         5.85349
06/15/11         6.05026
07/15/11         5.85334
08/15/11         6.05027
09/15/11         6.05027
10/15/11         5.85334
11/15/11         6.05027
12/15/11         5.85334
01/15/12         6.05027
02/15/12         5.85335
03/15/12         5.85349
04/15/12         6.05027
05/15/12         5.85334
06/15/12         6.05026
07/15/12         5.85334
08/15/12         6.05024
09/15/12         6.05022
10/15/12         5.85327
11/15/12         6.05017
12/15/12         5.85323
01/15/13         5.85488
02/15/13         5.85486
03/15/13         5.85532
04/15/13         6.05177
05/15/13         5.85477
06/15/13         6.04839

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SUBSEQUENT FREE WRITING PROSPECTUSES PRIOR TO THE TIME OF SALE. THIS FREE
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